Exhibit 10.7

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

x
In re:	:	Chapter 11
:
PENNSYLVANIA REAL ESTATE INVESTMENT	:	Case No. 20-12737 (KBO)
TRUST, et al.,[1]	:
	:	(Jointly Administered)
Debtors.	:
	x	Related D.I.: 213

NOTICE OF (I) ENTRY OF FINDINGS OF FACT, CONCLUSIONS OF LAW,

AND ORDER APPROVING THE ADEQUACY OF THE DEBTORS’ DISCLOSURE

STATEMENT FOR, AND CONFIRMING, THE DEBTORS’ JOINT PREPACKAGED

CHAPTER 11 PLAN OF REORGANIZATION OF PENNSYLVANIA REAL ESTATE

INVESTMENT TRUST AND CERTAIN OF ITS DIRECT AND INDIRECT

SUBSIDIARIES AND (II) OCCURRENCE OF EFFECTIVE DATE

PLEASE TAKE NOTICE OF THE FOLLOWING:

1.     Petition Date. On November 1, 2020 (the “Petition Date”), each of the above-captioned debtors and debtors in possession (collectively, the “Debtors”) filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Court”).

2.     Confirmation of the Plan. On November 30, 2020, the Court entered an order [D.I. 213] (the “Confirmation Order”), approving the Disclosure Statement Relating to the Joint Prepackaged Chapter 11 Plan of Reorganization of Pennsylvania Real Estate Investment Trust and Certain of Its Direct and Indirect Subsidiaries [D.I. 17] (the “Disclosure Statement”) and confirming the Joint Prepackaged Chapter 11 Plan of Reorganization of Pennsylvania Real Estate Investment Trust and Certain of Its Direct and Indirect Subsidiaries (With Technical Modifications as of November 20, 2020) [D.I. 213-2] (the “Plan”).2

3.    Effective Date. On December 10, 2020 (the “Effective Date”), each of the conditions precedent to consummation of the Plan enumerated in Section 8.2 of the Plan were satisfied or waived in accordance with the Plan and the Confirmation Order, and the Effective Date of the Plan occurred.

4.     Deadline to File Professional Fee Claim. In accordance with Section 2.2 of the Plan, all requests for payment of Professional Fee Claims for services rendered and reimbursement of expenses incurred prior to the Effective Date must be filed no later than forty-five (45) days after

[1]

A list of the Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number, is attached hereto as Schedule 1. The corporate headquarters and the mailing address for the Debtors is 2005 Market Street, Suite 1000, Philadelphia, PA 19103.

[2]	Capitalized terms used but not defined herein have the meanings given to them in the Plan.

the Effective Date (the “Professional Fee Claim Bar Date”). All requests for payment of Professional Fee Claims must be (i) made in writing, (ii) filed with the Clerk of the Court, 824 North Market Street, 3rd Floor, Wilmington, Delaware 19801 and (iii) served upon the following parties so as to be received no later than the Professional Fee Claim Bar Date: (a) counsel for the Debtors, DLA Piper LLP (US), 1201 N. Market Street, Suite 2100, Wilmington, Delaware 19801-1147 (Attn.: R. Craig Martin, Esq. [craig.martin@us.dlapiper.com], Stuart M. Brown, Esq. [stuart.brown@us.dlapiper.com], and Aaron S. Applebaum, Esq. [aaron.applebaum@us.dlapiper.com]) and 444 West Lake Street, Suite 900, Chicago, Illinois 60606 (Attn.: Richard A. Chesley, Esq. [richard.chesley@us.dlapiper.com], Daniel M. Simon, Esq. [daniel.simon@us.dlapiper.com], Oksana Koltko Rosaluk, Esq. [oksana.koltkorosaluk@us.dlapiper.com], David E. Avraham, Esq. [david.avraham@us.dlapiper.com], and Tara Nair, Esq. [tara.nair@us.dlapiper.com]); (b) the Office of the United States Trustee, J. Caleb Boggs Federal Building, 844 King St., Lockbox 35, Wilmington, DE 19801 (Attn.: Joseph J. McMahon, Jr., Esq. [joseph.mcmahon@usdoj.gov]); and (c) counsel to the Agent under the Revolver/TL Credit Agreement, Seven Year Term Loan Agreement and Bridge Loan Credit Agreement, and the Consenting Lenders, (i) Jones Day, 250 Vesey Street, New York, New York 10281 (Attn.: Benjamin Rosenblum, Esq. [brosenblum@jonesday.com], Stacey L. Corr-Irvine, Esq. [scooirvine@jonesday.com], and Danielle D. Donovan, Esq. [ddonovan@jonesday.com]) and (ii) Womble Bond Dickinson (US) LLP, 1313 North Market Street, Suite 1200, Wilmington, Delaware 19801 (Attn.: Matthew P. Ward, Esq. [matthew.ward@wbd-us.com]).

5.    Release, Discharge, Exculpation, and Injunction Provisions. The Court has approved certain discharge, release, exculpation, injunction, and related provisions in Article VII of the Plan. The Plan and the Confirmation Order contain other provisions that may affect your rights. You are encouraged to review the Plan and the Confirmation Order in their entirety.

6.    Copies of Pleadings. Parties interested in obtaining copies of the Plan, the Disclosure Statement, the Confirmation Order and/or any other document filed in the Debtors’ Chapter 11 Cases may do so by: (i) accessing the Court’s website at https://www.deb.uscourts.gov (note that a PACER password is needed to access documents on the Court’s website); (ii) contacting the Office of the Clerk of the Court, 824 N. Market Street, 3rd Floor, Wilmington, Delaware 19801; (iii) accessing the website maintained by Prime Clerk, the Debtors’ noticing agent, available at: http://cases.primeclerk.com/PREIT (which is free of charge); or (iv) contacting counsel for the Debtors using the contact information below.

[Remainder of Page Intentionally Left Blank]

Dated: December 10, 2020	Respectfully submitted,
Wilmington, Delaware
DLA PIPER LLP (US)

/s/ R. Craig Martin

R. Craig Martin (DE 5032)

Aaron S. Applebaum (DE 5587)

1201 N. Market Street, Suite 2100

Wilmington, Delaware 19801

Telephone:(302) 468-5700

Facsimile:(302) 394-2341

Email: craig.martin@us.dlapiper.com

aaron.applebaum@us.dlapiper.com

-and-

Richard A. Chesley (admitted pro hac vice)

Daniel M. Simon (admitted pro hac vice)

Oksana Koltko Rosaluk (admitted pro hac vice)

David E. Avraham (admitted pro hac vice)

Tara Nair (admitted pro hac vice)

444 West Lake Street, Suite 900

Chicago, Illinois 60606

Telephone: (312) 368-4000

Facsimile: (312) 236-7516

Email: richard.chesley@us.dlapiper.com

daniel.simon@us.dlapiper.com

oksana.koltkorosaluk@us.dlapiper.com

david.avraham@us.dlapiper.com

tara.nair@us.dlapiper.com

Counsel for the Debtors

Schedule 1

(Alphabetical List of Debtors)

	Debtor Name	Case No.	EIN
1	Bala Cynwyd Associates, LP	20-12761	8913
2	Moorestown Mall LLC	20-12791	8051
3	Pennsylvania Real Estate Investment Trust	20-12737	6339
4	Plymouth Ground Associates LLC	20-12769	N/A
5	Plymouth Ground Associates, LP	20-12771	N/A
6	PR AEKI Plymouth LLC	20-12775	N/A
7	PR AEKI Plymouth, LP	20-12777	N/A
8	PR BVM LLC	20-12796	N/A
9	PR Capital City Limited Partnership	20-12776	7775
10	PR Capital City LLC	20-12774	4283
11	PR CC I LLC	20-12778	3669
12	PR CC II LLC	20-12772	N/A
13	PR CC Limited Partnership	20-12781	4179
14	PR Cherry Hill Office GP, LLC	20-12759	N/A
15	PR Cumberland Outparcel LLC	20-12744	N/A
16	PR Exton Limited Partnership	20-12762	2620
17	PR Exton LLC	20-12756	N/A
18	PR Exton Outparcel GP, LLC	20-12755	N/A
19	PR Exton Outparcel Holdings, LP	20-12758	N/A
20	PR Exton Outparcel Limited Partnership	20-12760	N/A
21	PR Exton Square Property L.P.	20-12773	7997
22	PR Fin Delaware LLC	20-12739	N/A
23	PR Financing I LLC	20-12757	7844
24	PR Financing II LLC	20-12754	N/A
25	PR Financing Limited Partnership	20-12770	4892
26	PR Gainesville Limited Partnership	20-12749	N/A
27	PR Gainesville LLC	20-12779	N/A
28	PR GV LLC	20-12742	N/A
29	PR GV LP	20-12747	N/A
30	PR Hyattsville LLC	20-12784	3110
31	PR Jacksonville Limited Partnership	20-12768	N/A
32	PR Jacksonville LLC	20-12765	4726
33	PR JK LLC	20-12763	N/A
34	PR Magnolia LLC	20-12753	5017
35	PR Monroe Old Trail Holdings, L.P.	20-12803	N/A
36	PR Monroe Old Trail Holdings, LLC	20-12802	N/A
37	PR Monroe Old Trail Limited Partnership	20-12801	N/A
38	PR Monroe Old Trail, LLC	20-12800	N/A
39	PR Moorestown Anchor-L&T, LLC	20-12743	N/A
40	PR Moorestown Anchor-M LLC	20-12792	N/A

	Debtor Name	Case No.	EIN
41	PR Moorestown Limited Partnership	20-12790	7661
42	PR Moorestown LLC	20-12786	N/A
43	PR Plymouth Anchor-M, L.P.	20-12787	N/A
44	PR Plymouth Anchor-M, LLC	20-12785	N/A
45	PR Plymouth Meeting Associates PC LP	20-12795	N/A
46	PR Plymouth Meeting Limited Partnership	20-12783	8280
47	PR Plymouth Meeting LLC	20-12780	N/A
48	PR PM PC Associates LLC	20-12793	N/A
49	PR PM PC Associates LP	20-12794	N/A
50	PR Prince George’s Plaza LLC	20-12782	6377
51	PR Springfield Town Center LLC	20-12741	9679
52	PR Sunrise Outparcel 2, LLC	20-12799	4373
53	PR Swedes Square LLC	20-12750	N/A
54	PR TP LLC	20-12746	N/A
55	PR TP LP	20-12751	N/A
56	PR Valley Anchor-M Limited Partnership	20-12789	N/A
57	PR Valley Anchor-M, LLC	20-12788	N/A
58	PR Valley Anchor-S, LLC	20-12748	N/A
59	PR Valley Limited Partnership	20-12766	5123
60	PR Valley LLC	20-12764	4705
61	PR Valley Solar LLC	20-12797	N/A
62	PR Valley View Anchor-M, LLC	20-12804	N/A
63	PR Valley View Anchor-M, LP	20-12752	N/A
64	PR Valley View OP-DSG/CEC, LLC	20-12740	5063
65	PR Woodland Anchor-S, LLC	20-12745	N/A
66	PREIT Associates, L.P.	20-12736	5032
67	PREIT-RUBIN OP, Inc.	20-12798	4799
68	PREIT-RUBIN, Inc.	20-12738	4920
69	XGP LLC	20-12767	N/A